EXHIBIT 32

CERTIFICATIONS

            I, Robert S. Speizman, Chairman of the Board and President of Speizman Industries, Inc., certify that:

            1.         I have reviewed this annual report on Form 10-K of Speizman Industries, Inc.;

            2.         Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

            3.         Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date:  September 26, 2003

                                                                        /s/ Robert S. Speizman
                                                                        Robert S. Speizman
                                                                        Chairman of the Board and President
                                                                        (Principal Executive Officer)

            I, Paul R.M Demmink, Vice President-Finance, CFO, Secretary and Treasurer of Speizman Industries, Inc., certify that:

            1.         I have reviewed this annual report on Form 10-K of Speizman Industries, Inc.;

            2.         Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

            3.         Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date:  September 26, 2003

                                                                        /s/ Paul R.M. Demmink
                                                                        Paul R.M. Demmink
                                                                        Vice President-Finance, CFO, Secretary and
                                                                        Treasurer (Principal Financial Officer)